                                                                    Exhibit 10.2

                                SHARING AGREEMENT

      This Agreement made and entered into as of the 28th day of February, 2000, (the "Date of the Agreement"), and as amended on April 7, 2000, by and among

o Bruker Physik AG ("BPAG-DE"), a German corporation,

o Techneon AG ("TAG-CH"), a Swiss corporation,

o Bruker Analytik GmbH ("BA-DE"), a German corporation,

o Bruker Elektronik GmbH ("BE-DE"), a German corporation,

o SBI Holding AG ("SBI-CH"), a Swiss corporation,

o Bruker Instruments, Inc. ("BII-US"), a Massachusetts corporation,

o Rhena Invest AG ("RIAG-CH"), a Swiss corporation,

o Bruker AG ("B-CH"), a Swiss corporation,

o Bruker-Spectrospin SA ("BS-FR"), a French corporation,

o Bruker SA("B-FR"), a French corporation,

o Bruker Daltonics Inc. ("BDAL-US"), a Delaware corporation,

o Bruker Optics, Inc. ("BOPT-US"), a Massachusetts corporation,

o Bruker AXS Inc. ("BAXS-US"), a Delaware corporation, and

o Bruker Medical AG ("BMED-CH"), a Swiss corporation.

                                   WITNESSETH:

      WHEREAS, the parties hereto presently are all affiliates of each other;

      WHEREAS, each party hereto uses certain names, trademarks and other intellectual property owned by other of the parties hereto and may use certain services, facilities, products and related items of other of the parties hereto; and

      WHEREAS, the parties hereto desire to confirm by a written agreement the arm's-length terms and conditions under which all such use has taken place and shall take place in the future;

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereto hereby agree as follows:

      1.0 Definitions

            1.1 "Affiliate" shall mean any person or entity which, directly or indirectly, controls a party hereto, or is controlled by a party hereto, it being understood that for such purposes "control" shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities or by contract or otherwise.

            1.2 "Change of Control" shall mean, with respect to any party hereto, a change in the possession to a third party who is presently not an Affiliate, directly or indirectly, of the power to direct or cause the direction of the management of policies of such party, whether through a change in the ownership of voting securities or by contract or otherwise which occurs prior to completion of a public offering of at least $25,000,000 (twenty five million dollars) on a well-established public stock market (e.g. NASDAQ, Neuer Markt, or others). An initial public offering and transfer of control of a party to public ownership shall specifically not constitute a Change of Control.

            1.3 "Intellectual Property" shall mean all patents, patent applications, inventions, trademarks, trademark applications, copyrights, copyright applications, trade secrets, common law rights and other intellectual property rights of any nature whatsoever in existence as of the Date of the Agreement, provided, however, that in the case of any patents and patent applications of Bruker Daltonics, only those patents and patent applications listed on Attachment B shall be included in Intellectual Property.

            1.4 "Lien" shall mean, with respect to any item, any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien, charge, restriction, adverse claim by a third party, title defect or encumbrance of any kind.

            1.5 The "Name" shall mean the name "Bruker", any logos associated therewith, and all Intellectual Property rights related thereto together with all goodwill associated therewith.

      2.0 Name

            2.1 The parties acknowledge that BA-DE owns the entire right, title and interest in and to the Name in Germany, as well as various international countries listed in Attachment A. The parties acknowledge that BPAG-DE owns the entire right, title and interest in and to the Name in the U.S., Israel and the rest of the world, except where the rights to the Name are specifically owned by BA-DE.

            2.2 BA-DE and BPAG-DE hereby confirm that the other parties have properly used the Name prior to the date hereof.

            2.3 BA-DE and BPAG-DE hereby grant the other parties hereto a perpetual, irrevocable, non-exclusive, royalty-free, non-transferable right and license to use the Name in connection with the conduct and operation of the business, as the same may be conducted from time to time, of each such party, subject to and in accordance with the following:

                  2.3.1 Each party shall use the Name in such a manner that it does not interfere with any other party's use of the Name. Moreover, all parties hereto have or will endeavour to adopt additional names in conjunction with the Name Bruker to identify clearly the scope and purpose of each autonomous business (e.g. Bruker Optics, Bruker Daltonics(R), Bruker AXS, Bruker Medical, etc.)

                  2.3.2 No party shall at any time, directly or indirectly, take any material action which materially detracts from the goodwill associated with the Name.

                  2.3.3 Notwithstanding the irrevocable, perpetual nature of the license set forth in this Section 2.3, for ten (10) years after the signing of this Agreement, a Party's license under this Section 2.3 may become null and void at the option of BPAG-DE and BA-DE, which option must be exercised in writing within ninety (90) days of the occurrence if a party (a) files a voluntary petition for bankruptcy, (b) has an involuntary petition for bankruptcy filed against it which remains undismissed for at least sixty (60) consecutive days, (c) fails to comply with the provisions of this Section 2.3,
(d) suffers a major loss of its reputation in its industry or marketplace, such as by the distribution of defective, harmful, illegal, or dangerous goods or merchandise which materially detracts from the goodwill associated with the Name, or (e) undergoes a Change of Control. Provided, however, that each party hereto which may receive such written notice under this section, shall be given a ninety (90) day period after receipt of written notice to cure the problem or occurrence which led to the notice.

                  2.3.4 While the license set forth in this Section 2.3 is non-transferable, a party shall have the right to have its Affiliates use the Name subject to and in accordance with the following:

                        2.3.4.1 Use by an Affiliate shall be subject to all the conditions of this Section 2.3.

                        2.3.4.2 The party to this Agreement which permits its Affiliate to use the Name shall be fully responsible under this Agreement for the use of the Name by such Affiliate.

                  2.3.5 No party shall take any action which would cause a Lien to be placed on the Name or on a party's license rights under this Section 2.3.

            2.4 In the event a party at any time believes a person or entity not a party to this Agreement is infringing the Name or in the event any party's use of the Name at any time leads to a claim that it is infringing the rights of a third party, the parties hereto will work together and cooperate in good faith with respect to the handling of such matter. The financial burden of enforcing the rights in the Name will be shared equitably between the parties hereto.

      3.0 Technology

            3.1 The parties acknowledge that each party hereto (a) owns various technology and the Intellectual Property relating thereto, and (b) has used and uses the technology and Intellectual Property of other parties hereto, provided, however, that use of the patents and patent applications included in such Intellectual Property by each party hereto (other than use pursuant to the separate written agreements referred to in Section 3.3 below) is limited to use of these patents and patent applications as it is in effect prior to the Date of the Agreement, and (c) that the Bruker Daltonics patents and patent applications described in Schedule B are used only by those parties specified as using such patents and patent applications in such Schedule B.

            3.2 Each party confirms that the other parties hereto have properly used its technology and related Intellectual Property prior to the date hereof.

            3.3 Each party acknowledges that certain specific written agreements are in place between certain parties hereto defining the use, royalties and terms and conditions of use of technology and related intellectual property between the specific parties to such separate previously existing written agreements. This Agreement shall not supersede or replace any existing written agreements pertaining to the subject matter hereof. For all technology and related intellectual property which is not governed by a specific separate written agreement between the parties or between any one or more parties and a third party, each party hereby grants each of the other parties hereto a perpetual, irrevocable, non-exclusive, royalty free, non-transferable right and license to use the technology and related Intellectual Property of the granting party in connection with the conduct and operation of the business, as the same may be conducted from time to time, of each such other party, unless such other party hereto undergoes a Change of Control, subject to and in accordance with the following:

                  3.3.1 In the event a party (the "First Party") desires to make a broader use of the technology or Intellectual Property of another party (the "Second Party") hereto than the use of such Intellectual Property by the First Party as of the Date of this Agreement, the two parties shall negotiate in good faith regarding the possibility of entering into a written agreement permitting the First Party to make such broader use, on arm's length terms and conditions such as would be utilized in a typical transaction with a person or entity not a party to this Agreement, provided, however, that neither the First Party nor the Second Party shall have any obligation to enter into any such agreement.

                  3.3.2 No party (the "First Party") shall at any time take any action which would materially adversely affect the value of any technology or Intellectual Property of any other party hereto, which has been made available to the First Party hereunder.

                  3.3.3 Each party shall use the technology and Intellectual Property of the other parties in such a manner that it does not materially interfere with any other party's use thereof.

                  3.3.4 While the license set forth in this Section 3.3 is non-transferable, a party shall have the right to have its Affiliates use the technology or Intellectual Party of another party hereto subject to and in accordance with the following:

                        3.3.4.1 Use by an Affiliate shall be subject to all of the conditions of this Section 3.3.

                        3.3.4.2 The party to this Agreement which permits its Affiliate to use the technology or Intellectual Property of another party shall be fully responsible for the use thereof by such Affiliate.

                  3.3.5 No party shall take any action which shall cause a Lien to be placed on the technology or Intellectual Property of another party hereto or on such party's license rights under this Section 3.3.

                  3.4 In the event a party at any time believes a person or entity not a party to this Agreement is infringing the technology or Intellectual Property of any party to this Agreement or in the event any party's use of the technology or Intellectual Property of a party to this Agreement at any time leads to a claim that such using party is infringing the rights of a third party, the party which owns such technology or Intellectual Property will be responsible for the handling of such matter, provided that such owning party shall receive reasonable cooperation in connection therewith from the other parties hereto which use such technology or Intellectual Property.

      4.0 Distribution

            4.1 The parties acknowledge that prior to the date hereof they have used, and may continue to use after the date hereof, selected common distribution channels for their respective products, including through the Affiliates of the parties hereto.

            4.2 Such common distribution channels shall continue, and no party shall take any action which would interfere with the right of any other party hereto to use such distribution channels.

            4.3 The terms and conditions of sale and the transfer pricing for such distribution will be on an arm's length basis as would be utilized in a typical transaction with a person or entity not a party to this Agreement.

            4.4 No common sales channel shall have any exclusivity in any country or other geographic area and any party hereto shall have the right to establish its own subsidiary sales channel or third-party sales channels in any country or other geographic area at any time for any reason. However, in this case sixty (60) days written notice shall be given.

            4.5 In addition to the ability to establish a new sales channel as described in Section 4.4 hereof, a party hereto shall have the right at any time to establish additional exclusive or non-exclusive sales channels in any country, geographic area or market segment with sixty (60) days written notice.

      5.0 Shared Services

            Any subleases of facilities, sharing of employees, shared services such as payroll services and any related matters may occur as two (2) or more of the parties hereto may agree from time to time as evidenced by a written agreement containing arm's length terms, conditions and pricing.

      6.0 Components and Subunits

            To the extent that prior to the date hereof a party has purchased subunits or components from another party hereto, such purchases may occur after the date hereof subject to and in accordance with the following:

            6.1 Purchases may occur for seven (7) years after the date hereof, and spare parts purchases may occur for twelve (12) years after the date hereof.

            6.2 The prices shall be the prices in effect as of the date hereof, provided that there may be a yearly price increase in an amount not to exceed the yearly increase in the Consumer Price Index, or corresponding index, of the country in which the manufacture occurs.

            6.3 The terms and conditions shall be the previously established terms and conditions, provided that all such terms and conditions shall be reasonable arm's length terms and conditions. In any case, the prices shall be competitive, and from time to time may have to be adjusted by mutual agreement bases on cost and market conditions.

      7.0 Miscellaneous Provisions

            7.1 This Agreement shall be governed by and construed in accordance with either the laws of the Federal Republic of Germany or the laws of the Commonwealth of Massachusetts, USA. If a party (or parties) hereto has a complaint against another party (or parties) hereto, then the defendant shall have the choice of law and jurisdiction between Massachusetts and Germany.

            7.2 All notices given hereunder shall be in writing and sent by certified mail, return receipt requested or by facsimile (receipt confirmed) to the principal place of business of each party hereto, provided that a party may change its address for notice in writing.

            7.3 Subject to the prohibitions on transferability set forth herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. To the extent set forth herein, this Agreement shall bind the Affiliates of the parties hereto.

            7.4. The headings of the provisions of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

            7.5 This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Facsimile signatures may be treated as original signatures.

            7.6 In the event that any one or more of the provisions contained herein is held to be void or unenforceable for any reason, the validity or enforceability of the remainder of this Agreement shall continue in full force and effect, and such void or unenforceable provision shall be enforced to the maximum extent permissible.

            7.7 This Agreement does not supersede any prior or contemporaneous written agreements in connection therewith. This Agreement may be amended or waived only by a written instrument executed by all parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal in a series of counterpart originals as of the date first written above.

BRUKER PHYSIK AG                            BRUKER ANALYTIK GMBH

By:_______________________________          By:_______________________________
Title:____________________________          Title:____________________________

TECHNEON AG                                 BRUKER ELEKTRONIK GMBH

By:_______________________________          By:_______________________________
Title:____________________________          Title:____________________________

SBI Holding AG                              BRUKER INSTRUMENTS, INC.

By:_______________________________          By:_______________________________
Title:____________________________          Title:____________________________

RHENA INVEST AG                             BRUKER AG

By:_______________________________          By:_______________________________
Title:____________________________          Title:____________________________

BRUKER-SPECTROSPIN SA                       BRUKER SA

By:_______________________________          By:_______________________________
Title:____________________________          Title:____________________________

BRUKER DALTONICS INC.                       BRUKER OPTICS, INC.

By:_______________________________          By:_______________________________
Title:____________________________          Title:____________________________

BRUKER AXS INC.                             BRUKER MEDICAL AG

By:_______________________________          By:_______________________________
Title:____________________________          Title:____________________________

                                  Attachment A

Country           Date of Filing    Present Owner             Number            Remarks
-------           --------------    -------------             ------            -------
Germany           10.21.71          Bruker Analytik GmbH      893509
Int'l Reg.        25.5.72           Bruker Analytik GmbH      388454            CH BE NL LU FR IT ES
                                                                                AT LI CS
Israel            31.5.72           Bruker Physik AG          35545
US                9.8.72            Bruker Physik AG          1133028           Includes Logo

                                  Attachment B
             Ward and Olivo Status Report For Bruker Daltonics, Inc.
                                 As of 03/21/00

------------------------------------------------------------------------------------------------------------------------------
Application Title or     W&O Doc.      Application      Application   Assignee        Patent Number        Current Status
Project Description      No.           Serial Number    Filing Date                   Issue Date           of Application
                                                                                                           or Project
------------------------------------------------------------------------------------------------------------------------------
Extended Bradbury        140-011       08/548,012       10/5/95       Bruker          (see 140-023)        Re-filed as a
Nielson Gate                                                          Analytical                           continuation
                                                                      Instruments                          (see 140-023)
------------------------------------------------------------------------------------------------------------------------------
Multideflector           140-012       08/560,396       11/17/95      Bruker          5,696,375-12/9/97    Issued.
                                                                      Analytical                           Application for
                                                                      Instruments                          reissue pending
------------------------------------------------------------------------------------------------------------------------------
High Resolution Post     140-013       08/561,635       11/17/95      Bruker          5,753,909-5/19/98    Issued
Selector for Time of                                                  Analytical
Flight Mass                                                           Instruments
Spectrometry
------------------------------------------------------------------------------------------------------------------------------
Deflection Based         140-014       08/561,635       11/22/95      Bruker          5/,821,534-5/13/98   Issued
Daughter Ion Selector                                                 Analytical
                                                                      Instruments
------------------------------------------------------------------------------------------------------------------------------
Split Field Interface    140-015       08/561,634       11/22/95      Bruker          5,744,791-4/28/98    Issued
                                                                      Analytical
                                                                      Instruments
------------------------------------------------------------------------------------------------------------------------------
Metal Ion Directed       140-016       08/652,708       5/30/96       Bruker          N/A                  Pending.
Cleavage of Peptide                                                   Analytical                           Awaiting
Bonds                                                                 Instruments                          Instructions
                                                                                                           from the client
------------------------------------------------------------------------------------------------------------------------------
Nth Order Delayed        140-017       08/644,854       5/10/96       Bruker          5,861,623-1/19/99    Issued
Extraction                                                            Analytical
                                                                      Instruments
------------------------------------------------------------------------------------------------------------------------------
Gas Flow Focusing        140-018       N/A              N/A           Bruker          N/A                  Application
Based Ion Source                                                      Daltonics,                           draft provided
Application                                                           Inc.                                 to client, but
                                                                                                           no instructions
                                                                                                           to proceed - NO
                                                                                                           ACTION
------------------------------------------------------------------------------------------------------------------------------
Co-Axial Multiple        140-019A      08/866,134       5/30/97       Bruker          N/A                  Pending.
Reflection Time of                                                    Daltonics,                           Awaiting PTO
Flight Mass                                                           Inc.                                 response
Spectrometer
------------------------------------------------------------------------------------------------------------------------------
Shield Lens              140-021       08/926,541       9/10/97       Bruker          5,942,758-8/24/99    Issued
                                                                      Daltonics,
                                                                      Inc.
------------------------------------------------------------------------------------------------------------------------------
Extended Bradbury        140-023       08/911,639       8/15/97       Bruker          5,986,258-11/16/99   Issued
Nielson Gate                                                          Daltonics,
(Continuation of                                                      Inc.
140-011)
------------------------------------------------------------------------------------------------------------------------------
Kinetic Energy           140-026       09/032,510       2/27/98       Bruker          N/A                  Pending.
Focusing for Pulsed                                                   Daltonics,                           Awaiting PTO
Ion Desorption Mass                                                   Inc.                                 response
Spectroscopy
------------------------------------------------------------------------------------------------------------------------------

             Ward and Olivo Status Report For Bruker Daltonics, Inc.
                                 As of 03/21/00

----------------------------------------------------------------------------------------------------------------------
Application Title or       W&O Doc.      Application    Application   Assignee       Patent        Current Status
Project Description        No.           Serial         Filing Date                  Number        of Application
                                         Number                                      Issue Date    or Project
----------------------------------------------------------------------------------------------------------------------
Increased MS/MS            140-028       N/A            N/A           Bruker         N/A           Invention
Sensitivity in Time of                                                Daltonics,                   Disclosure - NO
Flight Mass                                                           Inc.                         ACTION
Spectroscopy
----------------------------------------------------------------------------------------------------------------------
Surface Induced            140-029       09/087,535     5/29/98       Bruker         N/A           Pending.
Dissociation with                                                     Daltonics,                   Awaiting PTO
Pulsed Ion Extraction                                                 Inc.                         response.
----------------------------------------------------------------------------------------------------------------------
RF-DC Ion Guide            140-030       N/A            N/A           Bruker         N/A           Application
                                                                      Daltonics,                   Draft provided
                                                                      Inc.                         to client. To
                                                                                                   be finalized
                                                                                                   and filed ASAP
----------------------------------------------------------------------------------------------------------------------
Co-Axial Multiple          140-031       09/282,076     3/30/99       Bruker         N/A           Pending.
Reflection Time of                                                    Daltonics,                   Awaiting PTO
Flight Mass                                                           Inc.                         response.
Spectrometer (CIP of
140-019A)
----------------------------------------------------------------------------------------------------------------------
Multiple Ion Trap          140-032       N/A            N/A           Bruker         N/A           Application
Orthogonal Time of                                                    Daltonics,                   Draft provided
Flight Mass Spectrometer                                              Inc.                         to client. To
                                                                                                   be finalized
                                                                                                   and filed ASAP.
----------------------------------------------------------------------------------------------------------------------
"Multipart" Capillary      140-033       N/A            2/18/00       Bruker         N/A           Patent
for API Source                                                        Daltonics,                   Application
                                                                      Inc.                         filed. Awaiting
                                                                                                   PTO Response.
----------------------------------------------------------------------------------------------------------------------
Method and Apparatus       140-034       09/374,477     8/13/99       Bruker         N/A           Pending.
for Multiple Frequency                                                Daltonics,                   Missing parts
Multipole                                                             Inc.                         filed.
                                                                                                   Preliminary
                                                                                                   Amendment
                                                                                                   to be filed ASAP.
----------------------------------------------------------------------------------------------------------------------
Reissue Application re     140-035       09/324,098     6/1/99        Indiana        N/A           Pending.
Reilly et al. US Pat.                                                 Univ.                        Missing parts
No. 5,712,479                                                         Foundation                   filed 11/15/99.
----------------------------------------------------------------------------------------------------------------------
Ionization Chamber for     140-036       09/263,659     3/5/99        Bruker         N/A           Pending.
Atmospheric Pressure                                                  Daltonics,                   Missing parts
Ionization Mass                                                       Inc.                         filed.
Spectroscopy                                                                                       Preliminary
                                                                                                   Amendment to be
                                                                                                   filed ASAP.
----------------------------------------------------------------------------------------------------------------------
Shielded Lens              140-038       09/324,232     6/2/99        Bruker         N/A           Pending.
(Continuation of                                                      Daltonics,                   Missing parts
140-021)                                                              Inc.                         filed.
                                                                                                   Preliminary
                                                                                                   Amendment
                                                                                                   to be filed ASAP.
----------------------------------------------------------------------------------------------------------------------
Multiple Ion Trap for      140-039       N/A            N/A           N/A.           N/A           Invention
Othogonal TOFMS                                                                                    Disclosure - NO
                                                                                                   ACTION
----------------------------------------------------------------------------------------------------------------------
Extended Bradbury          140-041       09/344,598     6/25/99       Bruker         N/A           Pending.
Nielson Gate                                                          Daltonics,                   Missing parts
(Continuation of                                                      Inc.                         filed.
140-023)                                                                                           Preliminary
                                                                                                   Amendment to be
                                                                                                   filed ASAP.
----------------------------------------------------------------------------------------------------------------------

                        Ward and Olivo Status Report For
                             Bruker Daltonics, Inc.
                                 As of 03/21/00

------------------------------------------------------------------------------------------------------------------------------
Application Title or        W&O Doc.        Application        Application    Assignee       Patent       Current Status
Project Description         No.             Serial Number      Filing Date                   Number       of Application
                                                                                             Issue Date   or Project
------------------------------------------------------------------------------------------------------------------------------
Ionization Source for       140-042         N/A                N/A            Bruker         N/A          Application
Mass Spectrometry                                                             Daltonics,                  Draft provided
                                                                              Inc.                        to client. To be
                                                                                                          finalized and
                                                                                                          filed ASAP.
------------------------------------------------------------------------------------------------------------------------------
Means and Method for a      140-043         N/A                N/A            Bruker         N/A          Application
Quill Sprayer for                                                             Daltonics,                  Draft provided
Electrospray                                                                  Inc.                        to client. To be
                                                                                                          finalized and
                                                                                                          filed ASAP.
------------------------------------------------------------------------------------------------------------------------------
Method and Apparatus for    140-044         N/A                N/A            Bruker         N/A          Draft being
a Multipole Ion Guide                                                         Daltonics,                  prepared.
for an Electrospray                                                           Inc.
Ionization Source
(HEXAPOLE)
------------------------------------------------------------------------------------------------------------------------------
Method and Apparatus for    140-045         N/A                N/A            Bruker         N/A          Patent
an Electrospray                                                               Daltonics,                  Application
Ionization Source                                                             Inc.                        Filed. Awaiting
(NANOSPRAY)                                                                                               PTO Response.
------------------------------------------------------------------------------------------------------------------------------
Zero Adjust System for      140-047         N/A                N/A            Bruker         N/A          Awaiting More
an E2 Microspray Device                                                       Daltonics,                  Detail From
                                                                              Inc.                        Inventors.
------------------------------------------------------------------------------------------------------------------------------
Method and Apparatus for    140-048         N/A                N/A            Bruker         N/A          Draft being
an Automated Ionization                                                       Daltonics,                  prepared.
System for Mass                                                               Inc.
Spectrometry (MULTIPART
CAPILLARY - ROBOT)
------------------------------------------------------------------------------------------------------------------------------
Mass Spectrometer           140-049         N/A                N/A            Bruker         N/A          Draft being
                                                                              Daltonics,                  prepared.
                                                                              Inc.
------------------------------------------------------------------------------------------------------------------------------
Method for the Automatic    140-050         N/A                N/A            Bruker         N/A          Application
Acquisition, Analysis                                                         Daltonics,                  Draft provided
and Electronic Delivery                                                       Inc.                        to client. To be
of High Resolution Exact                                                                                  finalized and
Mass ESI Mass Spectral                                                                                    filed ASAP.
------------------------------------------------------------------------------------------------------------------------------

Listing of licensed patents and patent applications as of 3/31/00.

No.    Assignee            Technology Covered             Remarks
-----------------------------------------------------------------
1      Indiana             Spatial-Velocity               USPNs:  5,504,326
       University          Correlation Focusing                   5,510,613
                           in Time-of-Flight                      5,712,479
                           Mass Spectrometry              Bruker Daltonics
                                                          holds the exclusive
                                                          right to practice
                                                          these patents.

2      Battelle            Capillary Electro-             USPN   4,842,701
       Memorial            phoresis - Electro-                    RE34,757
       Institute           spray Interface and                   5,423,964
                           Method                         one pending app.
                                                          Japan 2647941
                                                          Canada 1,340,133
                                                          Bruker Daltonics
                                                          has non-exclusive
                                                          rights to practice
                                                          these patents.

3      ISIS Pharma-        "Methods and Apparatus         Pending US patent
       ceuticals, Inc.     for External Accumulation      application. Bruker
                           and Photodissociation of       has exclusive rights
                           Ions Prior to Mass Spectro-    to practice any
                           metric Analysis"               patents issued.

4      Imperial Research   Method for multiplexed         WO 96/27681
       Technology, Ltd.    genotyping                     PCT /GB96/00476
                                                          Bruker Daltonics
                                                          has exclusive right
                                                          to practice this
                                                          patent in
                                                          conjunction with
                                                          mass spectrometry.

Patents acquired via Viking.

No.    Assignee            Technology Covered             Remarks
-----------------------------------------------------------------

1      Bruker Daltonics    Miniaturized Mass              USPN  5,313,061
                           Spectrometer System            Euro. PN 0476062
                                                          German PN
                                                          690283041.0
                                                          UKPN 2249662
                                                          Canadian PN
                                                          2,058,763
                                                          Japanese PN
                                                          Hei-2-509224

Granted Patents:  Bruker Daltonik GmbH, Bremen           as of 12. Apr. 00
  (in Sequence of Priority)

P5047             Family: MM            Owner: BFA        Priority:     10.03.80
  German Title: Eingangskopf eines Mess/Nachweissystems fur chemische Agenzien English Title: Input head of a measuring or identification system for chemical agents
    Inventors:  Dr. B. Odernheimer  Johannes Kremer  K. Kranich
                DE 3 009 069                          21.10.82
                EP 0 047 286                          16.01.85
                US 4 433 982                          28.02.84

P5048             Family: MM            Owner: BFA        Priority:     23.09.81
  German Title: Verfahren und Vorrichtung zur probenahme von Spurenkomponenten in Gasen, Flussigkeiten, an Festkorpern oder in Oberflachenschichten
  English Title: Method and device for the sampling of trace elements in gases, liquids, solids or in surface layers
    Inventors:  Dr. B. Odernheimer
                DE 3 137 765                          27.04.89
                EP 0 089 356                          27.08.86
                US 4 541 268                          17.09.85

P4643             Family: TOF           Owner: BAM        Priority:     10.07.85
  German Title: Flugzeitmassenspektrometer mit einem Ionenreflektor
  English Title: Time-of-flight mass spectrometer using an ion reflector
    Inventors:  Dr. Rudiger Frey  Prof. E. W. Schlag
                EP 0 208 894                          23.10.91
                US ???

P5234             Family: CB            Owner: BFA        Priority:     23.12.87
  German Title: Verfahren zur massenspektroskopischen Untersuchung eines Gasgemisches und Massenspektrometer zur Durchfuhrung dieses Verfahrens
  English Title: Method for mass-spectroscopic examination of a gas mixyture and mass spectrometer intended for carrying out this method
    Inventors:  Dr. Jochen Franzen  Dr. R.-H. Gabling  Gerhard Heinen
Gerhard WeiB
                US 5 028 777                          02.07.91

P5242             Family: TOF           Owner: BFA        Priority:     22.03.88
  German Title: Verfahren zum Verdampfen einer Probensubstanz
  English Title: Method of vaporizing a sample substance
    Inventors: Prof. E. W. Schlag  J. Lindner  Prof. R. C. Beavis
Prof. J. Grotemeyer
                DE 3 809 504                          21.09.89
                EP 0 333 912                          28.06.95
                US 5 062 935                          05.11.91


BDAL.DE                                                                Page    1

DAR08             Family: CB            Owner: USA        Priority:     13.04.88
  German Title: Verfahren zur massenspektrometrischen Untersuchung eines Gasgemisches und Massenspektrometer zur Durchfuhrung dieses Verfahrens
  English Title: Method of mass analyzing a sample by use of a quistor and a quistor designed for performing this method
    Inventors:  Dr. Jochen Franzen  Dr. R.-H. Gabling  Gerhard Heinen
Gerhard WeiB
                US 4 882 484                          21.11.89

P5197             Family: CB            Owner: BFA        Priority:     13.04.88
  German Title: Verfahren zur massenspektrometrischen Untersuchung eines Gasgemisches und Massenspektrometer zur Durchfuhrung dieses Verfahrens
  English Title: Method of mass analyzing a sample by use of a quistor and a quistor designed for performing this method
    Inventors:  Dr. Jochen Franzen  Dr. R.-H. Gabling  Gerhard Heinen
Gerhard WeiB
                EP 0 336 990                          13.04.88

P5464             Family: MM            Owner: BFA        Priority:     28.05.88
  German Title: Verfahren zur nicht intrusiven kontinuierlichen und automatischen Analysenprobennahme, Abspeicherung und Bereitstellung der Proben und Daten fur eine eventuelle Auswertung
  English Title: Method for non-intrusive continuous and automatic taking of samples, storing and supplying of samples and data for a possible evaluation
    Inventors:  Dr. B. Odernheimer
                CA 1 335 866                          13.06.95
                DE 3 818 210                          23.11.89
                EP 0 407 469                          07.04.93
                Hei7-11475                            07.07.95
                PCT/DE89/00330
                SU 4 831 972
                US 5 216 925                          08.06.93

P5464A            Family: MM            Owner: BFA        Priority:     28.05.88
  German Title:
  English Title: Apparatus for non-intrusive continuous and automatic taking of samples, storing and supplying of samples and data for a possible evaluation
    Inventors:  Dr. B. Odernheimer
                US 5 205 178                          27.04.93

P5368             Family: MM            Owner: BFA        Priority:     15.10.88
  German Title: Vorrichtung zur Probenahme fur Uberwachungsfahrzeuge
  English Title: Sampling device for inspection vehicles
    Inventors:  Dr. Dieter Koch  Hans J. Baum
                DE 3 835 207                          03.08.89
                EP 0 364 687                          26.05.93
                US 4 982 616                          08.01.91


BDAL.DE                                                                Page    2

P5357             Family: LC            Owner: BFA        Priority:     03.11.88
  German Title: Flussigkeits-Kolbenpumpe fur chromatographische Analysegerate English Title: Liquid plunger pump for chromatographic analyzer
    Inventors:  Dr. W. Risler

                DE 3 837 325                          03.09.90

P5511             Family: CB            Owner: BFA        Priority:     18.02.89
  German Title:
  English Title: Method and instrument for mass analyzing samples with a quistor
    Inventors:  Dr. Jochen Franzen  Dr. R.-H. Gabling  Gerhard Heinen
Gerhard WeiB
                DE689 13 290                          26.05.94
                EP 0 383 961                          23.02.94

P5467             Family: TOF           Owner: BFA        Priority:     23.06.89
  German Title: MS-MS-Flugzeitmassenspektrometer
  English Title: MS-MS time-of-flight mass spectrometer
    Inventors:  Priv.Doz. U. Boesl  Prof. E. W. Schlag  R. Weinkauf  K. Walter
                DE 3 920 566                          01.04.93
                EP 0 403 965                          15.09.94
                US 5 032 722                          16.07.91

DAR15             Family: CB            Owner: USA        Priority:     18.12.89
  German Title:
  English Title: Method and instrument for mass analyzing samples with a quistor
    Inventors:  Dr. Jochen Franzen  Dr. R.-H. Gabling  Gerhard Heinen
Gerhard WeiB
                US 4 975 577                          04.12.90

P5505             Family: XQ            Owner: BFA        Priority:     08.01.90
  German Title:
  English Title: Generation of an exact three-dimensional quadrupole electric field
    Inventors:  Dr. Yang Wang

                CA 2 033 753                          21.11.95
                EP 0 509 986                          31.05.95
                US 5 283 436                          01.02.94

B2321             Family: XQ            Owner: BFA        Priority:     29.05.90
  German Title: Masenspektrometrischer Hochfrequenz-Quadrupolkafig mit uberlagerten Multipolfeldern
  English Title: Mass spectrometric high-frequency quadrupole cage with overlaid multipole fields
    Inventors:  Dr. Jochen Franzen

                DE 4 017 264                          22.06.92
                US 5 170 054                          08.12.92


BDAL.DE                                                                Page    3

B2326             Family: EM            Owner: BFA        Priority:     02.07.90
  German Title: Verfahren und Vorrichtung zum Extrahieren geloster fluchtiger Substanzen aus Flussigkeiten in die Gasphase
  English Title: Method and apparatus for extracting dissolved, volatile substances from liquids into the vapor phase
    Inventors:  Dr. Gokhan Baykut
                DE 4 021 239                          17.05.94
                US 5 258 057                          02.11.93

B2442             Family: TOF           Owner: BFA        Priority:     13.03.91
  German Title: Verfahren und Vorrichtung zum Erzeugen von Ionen aus thermisch instabilen, nichtfluchtigen gro(beta)en Molekulen
  English Title: Method and Apparatus for generating ions from thermally unstable, non-volatile, large molecules, particularly for a mass spectrometer such as a time-of-flight mass spectrometer
    Inventors:  Dr. Rudiger Frey  Dr. Armin Holle  Gerhard WeiB
                DE 4 108 462                          28.04.94
                EP 0 503 748                          11.12.96
                US 5 294 797                          28.04.94

B2524             Family: TOF           Owner: BFA        Priority:     05.09.91
  German Title: Verfahren und Detektor zum Nachweis schwerer Molekulionen in einem Flugzeitmassenspektrometer
  English Title: Method and detector for detecting heavy molecule ions in a time-of-flight mass
    Inventors:  Dr. Armin Holle
                DE 4 129 791                          17.06.93

B2534             Family: XQ            Owner: BFA        Priority:     27.11.91
  German Title: Verfahren zum Isolieren von Ionen einer auswahlbaren Masse English Title: Method of clean removal of ions
    Inventors:  Dr. Jochen Franzen

                DE 4 139 037                          13.03.95
                GB 2 261 988                          10.05.95
                US 5 331 157                          19.07.94

01/91             Family: XQ            Owner: BFA        Priority:     23.12.91
  German Title: Verfahren und Vorrichtung fur phasenrichtige Anregung des Ionenauswurfs aus Ionenfallen-Massenspektrometern
  English Title: Method and device for in-phase excitation of ion ejection from ion trap mass spectrometers
    Inventors:  Dr. Jochen Franzen
                DE 41 42 871                          19.05.93
                GB 9 226 835                          03.05.95
                US 5 347 127                          13.09.94


BDAL.DE                                                                Page    4

02/91             Family: XQ            Owner: BFA        Priority:     23.12.91
  German Title: Verfahren fur phasenrichtiges Messen der Ionen aus Ionenfallen-Massenspektrometern
  English Title: Method and device for in-phase measuring of ions from ion trap mass spectrometers
    Inventors:  Dr. Jochen Franzen

                DE 41 42 870                          17.10.94
                GB 2 263 192                          10.05.95
                US 5 386 113                          31.01.95

03/91             Family: XQ            Owner: BFA        Priority:     23.12.91
  German Title: Verfahren und Vorrichtung fur die Steuerung der
Anregungsspannung fur den Ionenauswurf aus
Ionenfallen-Massenspektrometern
  English Title: Method and device for control of the excitation voltage for ion ejection from ion trap mass spectrometers
    Inventors:  Dr. Jochen Franzen
                DE 41 42 869                          19.05.93
                GB 2 263 191                          30.08.95
                US 5 298 746                          29.03.94

01/92             Family: EM            Owner: BFA        Priority:     20.01.92
  German Title: Einla(beta)ventil fur ein Hochvakuum-Analysengerat mit Bypass-Bepumpung
  English Title: Inlet valve for a high vacuum analyzer with a bypass evacuation
    Inventors:  Dr. Jochen Franzen  Gerhard WeiB  Alfred Kraffert
                GB 2 263 534                          17.05.95
                US 5 404 765                          11.04.95

03/92             Family: XQ            Owner: BFA        Priority:     27.01.92
  German Title: Vorrichtung fur die massenspektrometrische Untersuchung schneller organischer Ionen
  English Title: Method and device for the mass spectrometric examination of fast organic ions
    Inventors:  Dr. Jochen Franzen

                DE 42 02 123                          02.11.94
                US 5 373 156                          13.12.94

04/92             Family: EM            Owner: BFA        Priority:     27.02.92
  German Title: Verfahren und Vorrichtung zur Aufbereitung fester Proben mit Hilfe pyrolytischer Verdampfung fur eine Analyse mittels eines
Massenspektrometers oder eines Gaschromatographen
  English Title:
    Inventors:  Dr. Gokhan Baykut  Anatoly Schiller
                DE 42 06 109                          24.01.94


BDAL.DE                                                                Page    5

P5997             Family: MM            Owner: BFA        Priority:     13.11.92
  German Title: Mobiles Massenspektrometer mit einer Probenahmevorrichtung mit drehbarem Spurrad mit Metallfelge
  English Title: Sampling device comprising a revolvable sampling wheel with a metal wheel rim
    Inventors:  Dr. Dieter Koch  G. Menne  Alfred Kraffert  R. Spudich
Gerhard WeiB
                DE 4 238 399                          27.08.93
                FR 9 312 064                          22.12.95
                GB 2 272 518                          10.07.96
                US 5 437 203                          01.08.95

10/93             Family: TOF           Owner: BFA        Priority:     26.02.93
  German Title: Verfahren und Vorrichtung zur quantitativen Analyse von Gasgemischen mittels resonanter Laser-Massenspektrometrie bei stark fluktuierenden Me(beta)signalen
  English Title:
    Inventors:  Christian Weikhardt  Priv.Doz. U. Boesl  Prof. E. W. Schlag
                DE 43 05 981

01/93             Family: XQ            Owner: BFA        Priority:     19.05.93
  German Title: Verfahren zur digitalen Erzeugung einer zusatzlichen Wechselspannung fur die resonante Anregung von Ionen in Ionenfallen
  English Title: Method and device for the digital generation of an additional alternating voltage for the resonant excitation of ions in an ion trap
    Inventors:  Dr. Jochen Franzen  Gerhard Heinen  Dr. R.-H. Gabling
                DE 43 16 737                          01.09.94
                GB 2 278 233                          23.04.97
                US 5 438 195                          01.08.95

02/93             Family: XQ            Owner: BFA        Priority:     19.05.93
  German Title: Auswurf von Ionen aus Ionenfallen durch kombinierte elektrische Dipol- und Quadrupolfelder
  English Title: Ejection of ions from ion traps by combined electrical dipole and quadrupole fields
    Inventors:  Dr. Jochen Franzen
                DE 43 16 738                          17.10.96
                GB 2 278 232                          28.05.97
                US 5 468 957                          21.11.95

03/93             Family: TOF           Owner: BFA        Priority:     20.05.93
  German Title: Nachweis schwerer Ionen in einem Flugzeitmassenspektrometer English Title: Detection of very large molecular ions in a time-of-flight mass spectrometer
    Inventors:  Dr. Armin Holle

                DE 43 16 805                          06.03.97
                GB 2 278 494                          25.09.96
                US 5 463 218                          31.10.95


BDAL.DE                                                                Page    6

04/93             Family: XQ            Owner: BFA        Priority:     20.07.93
  German Title: Quadrupol-Ionenfallen mit schaltbaren Multipolanteilen
  English Title: Quadrupole ion trap with switchable multipole fractions
    Inventors:  Dr. Jochen Franzen  Dr. Yang Wang
                DE 43 24 224                          06.10.94
                GB 2 280 305                          02.04.97
                US 5 468 958                          21.11.95

05/93             Family: XQ            Owner: BFA        Priority:     20.07.93
  German Title: Verfahren zur Auswahl der Reaktionspfade in Ionenfallen
  English Title: Method of selecting reaction paths in ion traps
    Inventors:  Dr. Jochen Franzen  Dr. R.-H. Gabling
                DE 43 24 233                          31.08.94
                GB 2 280 304                          06.08.97
                US 5 521 379                          28.05.96

06/93             Family: XQ            Owner: BFA        Priority:     07.08.93
  German Title: Verfahren fur eine Regelung der Raumladung in Ionenfallen English Title: Method of automatically controlling the space charge in ion traps
    Inventors:  Dr. Jochen Franzen

                DE 43 26 549                          08.04.94
                GB 2 280 781                          05.03.97
                US 5 559 325                          24.09.96

02/94             Family: XQ            Owner: BFA        Priority:     10.03.94
  German Title: Verfahren zur Ionisierung von gelosten Atomen oder Molekulen aus Flussigkeiten durch elektrisches Verspruhen
  English Title: Method of ionizing atoms or molecules by electrospraying
    Inventors:  Dr. Matthias Mann  Matthias Wilm
                US 5 504 329                          02.04.96

03/94             Family: TOF           Owner: BFA        Priority:     10.03.94
  German Title: Verfahren zur massenspektrometrischen Analyse von Proben aus 2-D-Gel-Elektrophoreseplatten mit matrixunterstutzter, ionisierender Laserdesorption
  English Title: Method for mass spectrometric analysis of samples from electrophoresis plates
    Inventors:  Dr. Jochen Franzen
                DE 44 08 034                          01.03.95
                GB 2 280 304                          06.08.97
                US 5 595 636                          21.01.97

04/94             Family: CB            Owner: BFA        Priority:     29.04.94
  German Title: Virtueller Impaktor mit schlitzformigen Dusen
  English Title: Virtual impactor
    Inventors:  Dr. Ulrich Geise

                DE 44 15 014                          29.07.96
                GB 2 280 305                          02.04.97
                US 5 533 406                          09.07.96


BDAL.DE                                                                Page    7

06/94             Family: XQ            Owner: BFA        Priority:     03.05.94
  German Title: Vorrichtung und Verfahren zur massenspektrometrischen Untersuchung von Substanzgemischen durch Kopplung kapillarelektrophoretischer Separation (CE) mit Elektrospray-Ionisation (ESI)
  English Title: Device and method for mass spectrometric analysis of substance mixtures by coupling capillary electrophoretic separation (CE) with electrospray ionization (ESI)
    Inventors:  Dr. Jochen Franzen  Dr. Frank Laukien
                DE 44 15 480                          02.09.99
                GB 2 289 161                          08.04.98
                US 5 505 832                          09.04.96

07/94             Family: XQ            Owner: BFA        Priority:     19.07.94
  German Title: Verfahren zur Sto(beta)induzierten Fragmentierung von Ionen in Ionenfallen
  English Title: Collisionally induced decomposition of ions in nonlinear ion traps
    Inventors:  Dr. Jochen Franzen

                DE 44 25 384                          16.06.95
                GB 2 291 534                          18.02.98
                US 5 528 031                          18.06.96

08/94             Family: XQ            Owner: BFA        Priority:     25.11.94
  German Title: Verfahren und Vorrichtung zur Elektrospruh-Ionisierung fur speichernde Massenspektrometer
  English Title: Electrospraying Method for mass spectrometric analysis
    Inventors:  Dr. Jochen Franzen  Dr. Matthias Mann  Matthias Wilm
                DE 44 44 229                          25.07.96
                GB 2 288 061                          15.10.97
                US 5,608,217

P6403             Family: TOF           Owner: BFA        Priority:     29.11.94
  German Title: Verfahren und Vorrichtung zur verbesserten Massenauflosung eines Flugzeitmassenspektrometers mit Ionenreflektor
  English Title: Device and method for the improved mass resolution of time-of-flight mass spectrometer with ion reflector
    Inventors:  Dr. Frank Laukien  Prof. J. Grotemeyer  Dr. Claus Koster
Johann Grundwurmer
                DE 44 42 348
                GB 9 524 247                          29.07.98
                US 5,739,529                          14.04.98

11/95             Family: XQ            Owner: BFA        Priority:     21.01.95
  German Title: Verfahren zur Anregung der Schwingungen von Ionen in Ionenfallen mit Frequenzgemischen
  English Title: Method for exciting the oscillations of ions in ion traps with frequency mixtures
    Inventors:  Dr. Jochen Franzen  Dr. Michael Schubert
                DE 195 01 835                         08.01.98
                GB 2 297 192                          28.10.98
                US 5 654 542


BDAL.DE                                                                Page    8

12/95             Family: XQ            Owner: BFA        Priority:     21.01.95
  German Title: Verfahren zur Regelung der Erzeugungsrate fur massenselektives Einspeichern von Ionen in Ionenfallen
  English Title: Method for controlling the ion generation rate for mass selective loading of ions in ion traps
    Inventors:  Dr. Jochen Franzen  Dr. Michael Schubert
                GB 2 297 191                          04.11.98
                US 5,710,427                          20.01.98

13/95             Family: CB            Owner: BFA        Priority:     09.02.95
  German Title: Virtuelle Impaktoren mit schlitzformigen Dusen ohne Schlitzende English Title: Virtual impactors with slit shaped nozzles without slit ends
    Inventors:  Dr. Ulrich Geise

                DE 195 04 275                         10.02.00
                GB 2 297 706                          28.07.99
                US 5,858,043                          12.01.99

16/95             Family: XQ            Owner: BFA        Priority:     28.03.95
  German Title:
  English Title: Method for ionization of heavy molecules at atmospheric pressure
    Inventors:  Dr. Jochen Franzen  Dr. Claus Koster
                GB 2 299 445                          09.12.98
                US 5 663 561                          02.09.97

17/95             Family: TOF           Owner: BFA        Priority:     28.03.95
  German Title: Verfahren und Vorrichtung fur orthogonalen Einschu(beta)von Ionen in ein Flugzeit-Massenspektrometer
  English Title: Method and device for orthogonal ion injection into a time-of-flight mass spectrometer
    Inventors:  Dr. Jochen Franzen
                DE 195 11 333                         26.03.96
                GB 2 299 446                          25.11.98
                US 5,763,878                          09.06.98

18/95             Family: IMS           Owner: BSA        Priority:     26.04.95
  German Title: Verfahren zur Messung von Ionenmobilitatsspektren
  English Title: Method of measuring ion mobility spectra
    Inventors:  Dr. Jochen Franzen

                GB 2 300 296                          09.06.99
                US 5 719 392                          17.02.98

19/95             Family: XQ            Owner: BFA        Priority:     26.04.95
  German Title: Vorrichtung fur den gasgefuhrten Transport von Ionen durch Kapillarrohr
  English Title: Method and device for transport of ions in gas through a capillary
    Inventors:  Dr. Jochen Franzen
                DE 195 15 271                         02.09.99
                GB 2 300 295                          14.10.98
                US 5,736,740                          07.04.98


BDAL.DE                                                                Page    9

20/95             Family: XQ            Owner: BFA        Priority:     12.05.95
  German Title: Hochfrequenz-Ionenleitsystem
  English Title: Method and device for the transport of ions in vacuum
    Inventors:  Dr. Jochen Franzen

                DE 19 517 507                         21.03.96
                GB 2 300 751                          23.12.98
                US 5 708 268                          13.01.98

22/95             Family: XQ            Owner: BFA        Priority:     02.06.95
  German Title: Vorrichtung fur die Einfuhrung von Ionen in ein
Massenspektrometer
  English Title: Method and device for the introduction of ions into the gas stream of an aperture to a mass spectrometer
    Inventors:  Dr. Jochen Franzen
                DE 195 20 276                         26.08.99
                GB 2 301 703                          22.10.99
                US 5,747,799                          05.05.98

23/95             Family: XQ            Owner: BFA        Priority:     02.06.95
  German Title:
  English Title: Method and device for the introduction of ions into quadrupole ion traps
    Inventors:  Dr. Jochen Franzen
                GB 2 301 705                          10.01.00
                US 5,739,530                          14.04.98

24/95             Family: XQ            Owner: BFA        Priority:     29.06.95
  German Title: Ionenfallen-Massenspektrometer mit vakuum-externer
Ionenerzeugung
  English Title: Ion trap mass spectrometer with vacuum-external ion generation
    Inventors:  Dr. Jochen Franzen
                GB 2 302 984                          10.11.99
                US 5,859,433                          12.01.99

25/95             Family: XQ            Owner: BFA        Priority:     30.06.95
  German Title: Verfahren und Vorrichtung fur die Reflektion von geladenen Teilchen
  English Title: Method and device for the reflection of charged particles on surfaces
    Inventors:  Dr. Jochen Franzen
                DE 195 23 859
                GB 2 302 985                          12.01.00
                US 5 572 035                          05.11.96

26/95             Family: XQ            Owner: BFA        Priority:     14.09.95
  German Title: Zwischenspeichern von Ionen fur massenspektrometrische Untersuchungen
  English Title: Temporary storage of ions for mass spectrometric analyses
    Inventors:  Dr. Jochen Franzen  Dr. Michael Schubert
                EP 0 738 000 A                        16.02.00
                US 5,811,800                          22.09.98


BDAL.DE                                                                Page   10

28/95             Family: TOF           Owner: BFA        Priority:     19.09.95
  German Title: Verbesserte Massenauflosung in Flugzeitmassenspektrometern mit Reflektoren
  English Title: Mass Resolution in time-of-flight mass spectrometers with reflectors
    Inventors:  Dr. Armin Holle  Dr. Claus Koster  Dr. Jochen Franzen
                US 5 654 545                          05.08.97

30/95             Family: TOF           Owner: BFA        Priority:     27.11.95
  German Title: Verfahren und Vorrichtungen zur Massenspektrometrie von Tochterionen
  English Title: Method for time-of-flight mass spectrometry of daughter ions
    Inventors:  Dr. Claus Koster

                DE 195 44 808
                US 5,734,161                          31.03.98

31/95             Family: TOF           Owner: BFA        Priority:     14.12.95
  German Title: Flugzeitmassenspektrometrie verbesserter Massenauflosung durch Schalten einer Zwischenblende
  English Title: Method for improved mass resolution with a TOF-LD source
    Inventors:  Dr. Armin Holle  Dr. Claus Koster  Dr. Jochen Franzen
                US 5 641 959                          24.06.97

32/95             Family: TOF           Owner: BFA        Priority:     15.12.95
  German Title: Flugzeitmassenspektrometrie mit verbesserter Massenauflosung English Title: Methjod of improving mass resolution in time-of-flight mass spectrometry
    Inventors:  Dr. Armin Holle  Dr. Claus Koster  Dr. Jochen Franzen
                US 195 47 949
                US 5,742,049                          21.04.98

34/96             Family: TOF           Owner: BFA        Priority:     24.04.96
  German Title: Verfahren zur matrix-unterstutzten ionisierenden Laserdesorption English Title: Method for matrix-assisted laser desorption and ionization
    Inventors:  Dr. Claus Koster  Dr. Jochen Franzen
                US 5,828,063                          27.11.98

36/96             Family: TOF           Owner: BFA        Priority:     03.05.96
  German Title: Lagerfahig vorpraparierte MALDI-Probentrager
  English Title: Prefabricated MALDI layers suitable for storage
    Inventors:  Dr. Claus Koster  Dr. Jochen Franzen  Dr. Detlef Suckau
                DE 196 18 032

37/96             Family: XQ            Owner: BFA        Priority:     20.06.96
  German Title: Vorrichtung und Verfahren zum Einschuss von Ionen in eine Ionenfalle
  English Title: Method and device for injection of ions into an ion trap
    Inventors:  Dr. Jochen Franzen

                DE 196 28 179                         24.11.97
                US 5,818,055                          06.10.98


BDAL.DE                                                                Page   11

38/96             Family: TOF           Owner: BFA        Priority:     01.07.96
  German Title: Vorrichtung zum Einschleusen von Probentragern in ein Massenspektrometer
  English Title: Device and method for introduction of sample supports into a mass spectrometer
    Inventors:  Dr. Armin Holle  Dr. Claus Koster  Rebettge
                US 5,841,136                          24.11.98

39/96             Family: TOF           Owner: BFA        Priority:     02.07.96
  German Title: Verfahren zum Beladen von Probentragern fur Massenspektrometer English Title: Method for loading sample supports for mass spectrometers
    Inventors:  Dr. Jochen Franzen

                DE 196 28 178                         18.09.97
                US 5,770,860                          23.06.98

41/96             Family: TOF           Owner: BFA        Priority:     15.08.96
  German Title: Verfahren und Vorrichtung fur die genaue Massenbestimmung in einem Flugzeitmassenspektrometer
  English Title: Adjustment of sample support in time-of-flight mass spectrometers
    Inventors:  Dr. Claus Koster  Dr. Armin Holle  Dr. Jochen Franzen
                DE 196 33 441                         26.02.98
                US 5,910,656                          08.06.99

42/96             Family: ICR           Owner: BFA        Priority:     19.08.96
  German Title: Vorrichtung zur Uberfuhrung von Ionen und mit dieser durchgefuhrtes Messverfahren
  English Title: Introduction of ions from ion sources into mass spectrometers
    Inventors:  Dr. Gokhan Baykut
                DE 196 29 134
                US 5,825,026                          20.10.98

43/96             Family: TOF           Owner: BFA        Priority:     20.08.96
  German Title: Genaue Massensbestimmung mit MALDI-Flugzeitmassenspektrometern English Title: Exact mass determination with MALDI time-of-flight mass spectrometers
    Inventors:  Dr. Jochen Franzen  Dr. Claus Koster
                DE 196 33 507                         21.12.97
                US 5,869,830                          09.02.99

44/96             Family: TOF           Owner: BFA        Priority:     30.08.96
  German Title: Korrektur der Massenbestimmung mit
MALDI-Flugzeitmassenspektrometern
  English Title: Accurate mass determination with MALDI time-of-flight mass spectrometers using internal reference substances
    Inventors:  Dr. Claus Koster  Dr. Jochen Franzen  Dr. Armin Holle
                DE 196 35 646                         29.01.98
                US 5,886,345                          23.03.99


BDAL.DE                                                                Page   12

45/96             Family: TOF           Owner: BFA        Priority:     30.08.96
  German Title: Hochstauflosendes lineares Flugzeitmassenspektrometer
  English Title: Linear time-of-flight mass spectrometer with high mass resolution
    Inventors:  Dr. Jochen Franzen

                US 5,905,259                          18.05.99

46/96             Family: TOF           Owner: BFA        Priority:     31.08.96
  German Title: Hochauflosende Ionendetektion fur lineare
Flugzeitmassenspektrometer
  English Title: High resolution ion detection for linear time-of-flight mass spectrometers
    Inventors:  Dr. Jochen Franzen

                US 5,898,173                          27.04.99

47/96             Family: TOF           Owner: BFA        Priority:     09.09.96
  German Title: Hochstauflosende Geometrie fur lineares
Flugzeitmassenspektrometer
  English Title: Geometry for a linear time-of-flight mass spectrometer with very high resolution
    Inventors:  Dr. Jochen Franzen

                US 5,898,174                          27.04.99

48/96             Family: TOF           Owner: BFA        Priority:     13.09.96
  German Title: Simultane Fokussierung aller Massen in
Flugzeitmassenspektrometern
  English Title: Wide mass range focusing in time-of-flight mass spectrometers
    Inventors:  Dr. Jochen Franzen

                DE 196 38 577                         15.01.98
                US 5,969,348                          19.10.99

50/97             Family: TOF           Owner: BFA        Priority:     24.02.97
  German Title: Zwei-Schritt-Verfahren der DNA-Amplifikation fur
MALDI-TOF-Messungen
  English Title: Two-step method of DNA amplification for MALDI-TOF measurement
    Inventors:  Dr. Ivo Gut  Dr. Jochen Franzen
                DE 197 10 166                         10.12.98

51/97             Family: XQ            Owner: B+H        Priority:     04.03.97
  German Title: Verfahren der vergleichenden Analyse mit
Ionenfallen-Massenspektrometern
  English Title: Methods of comparative analyses using ion trap mass spectrometers
    Inventors:  Dr. Michael Schubert  Dr. John Fjeldsted  Dr. Jochen Franzen
                US 5,903,003                          11.05.99

52/97             Family: XQ            Owner: B+H        Priority:     04.03.97
  German Title: Verfahren der Raumladungsregelung von Tochterionen in
Ionenfallen
  English Title: Method for space-charge control of daughter ions in ion traps
    Inventors:  Dr. Jochen Franzen  Dr. Michael Schubert
                US 5,936,241                          10.08.99


BDAL.DE                                                                Page   13

53/97             Family: TOF           Owner: BFA        Priority:     14.04.97
  German Title: Verfahren und Gerate fur extrem schnelle DNA-Vervielfachung durch Polymerase-Kettenreaktionen (PCR)
  English Title: Methods for extremely fast DNA replication by polymerase chain reactions (PCR)
    Inventors:  Dr. Jochen Franzen
                DE 197 17 085                         17.06.99

54/97             Family: XQ            Owner: B+H        Priority:     04.08.97
  German Title: Axialsymmetrische Ionenfalle fur massenspektrometrische
Messungen
  English Title: Ion trap mass spectrometer of high mass-constancy
    Inventors:  Gerhard WeiB  Alfred Kraffert  Dr. Michael Schubert
Dr. Jochen Franzen
                DE 197 33 834                         04.03.99

55/97             Family: TOF           Owner: BFA        Priority:     30.08.97
  German Title: Flugzeitmassenspektrometer mit thermokompensierter Fluglange English Title: Time-of-flight mass spectrometer with constant flight path length
    Inventors:  Dr. Jochen Franzen

                US 6,049,077                          11.04.00

59/97             Family: TOF           Owner: BFA        Priority:     08.12.97
  German Title: Probentrager fur die MALDI-Massenspektrometrie nebst Verfahren zur Herstellung der Platten und zum Aufbringen der Proben
  English Title: Sample support plates for MALDI mass spectrometry including methods for manufacture of plates and application of samples
    Inventors:  Dr. Martin        Dr. Jochen Franzen
                DE 197 54 978

61/98             Family: TOF           Owner: BFA        Priority:     26.01.98
  German Title: Massenspektrometrisches Verfahren zur genauen Massenbestimmung unbekannter Ionen
  English Title: Mass spectrometry method for accurate mass determination of unknown ions
    Inventors:  Dr. Claus Koster
                DE 198 03 309                         07.10.99

62/98             Family: TOF           Owner: BFA        Priority:     23.02.98
  German Title: Verfahren zur qualitativen Schnellauswertung analytischer Massenspektren
  English Title: Method of fast evaluation of analytical mass spectra
    Inventors:  Dr. Jochen Franzen
                DE 198 08 584                         26.08.99

66/98             Family: TOF           Owner: BFA        Priority:     10.06.98
  German Title: Thermostabile Flugzeiten in Flugzeitmassenspektrometern
  English Title: Method and apparatus for thermally stabilizing flight times in time-of-flight mass spectrometers
    Inventors:  Horst Rache
                DE 198 27 841                         10.02.00


BDAL.DE                                                                Page   14

71/98             Family: DA            Owner: BFA        Priority:     28.09.98
  German Title: Verfahren fur die interaktive Steuerung von Me(beta)- oder Auswerteverfahren in Chromatographie, Spektroskopie oder Elektrophorese
  English Title: Method of using the mouse for interactive control in chromatography or spectroscopy
    Inventors:  Dr. Carsten Bassmann
                DE 198 45 699                         02.12.99


BDAL.DE                                                                Page   15

Bruker Daltonik GmbH, Bremen:  Patent Applications      as of 12. Apr. 00
  (in sequence of priority dates)
  P5511           Family: CB            Owner: BFA        Priority:     18.02.89
  German Titel:
  English Titel: Method and instrument for mass analyzing samples with a quistor
     Inventors:  Dr. Jochen Franzen  Dr. R.-H. Gabling  Gerhard Heinen
Gerhard WeiB

  P5997           Family: MM            Owner: BFA        Priority:     13.11.92
  German Title: Mobiles Massenspektrometer mit einer Probenahmevorrichtung mit drehbarem Spurrad mit Metallfelge
  English Titel: Sampling device comprising a revolvable sampling wheel with a metal wheel rim
     Inventors:  Dr. Dieter Koch  G. Menne  Alfred Kraffert  R. Spudich
Gerhard WeiB

  18/95           Family: IMS           Owner: BSA        Priority:     26.04.95
  German Title: Verfahren zur Messung von Ionenmobilitatsspektren
  English Titel: Method of measuring ion mobility spectra
     Inventors:  Dr. Jochen Franzen

  28/95           Family: TOF           Owner: BFA        Priority:     19.09.95
  German Title: Verbesserte Massenauflosung in Flugzeitmassenspektrometern mit Reflektoren
  English Titel: Mass Resolution in time-of-flight mass spectrometers with reflectors
     Inventors:  Dr. Armin Holle  Dr. Claus Koster  Dr. Jochen Franzen

  30/95           Family: TOF           Owner: BFA        Priority:     27.11.95
  German Title: Verfahren und Vorrichtungen zur Massenspektrometrie von Tochterionen
  English Titel: Method for time-of-flight mass spectrometry of daughter ions
     Inventors:  Dr. Claus Koster

  32/95           Family: TOF           Owner: BFA        Priority:     15.12.95
  German Title: Flugzeitmassenspektrometrie mit verbesserter Massenauflosung English Titel: Methjod of improving mass resolution in time-of-flight mass spectrometry
     Inventors:  Dr. Armin Holle  Dr. Claus Koster  Dr. Jochen Franzen

  33/96           Family: TOF           Owner: BFA        Priority:     08.03.96
  German Title: Ionisierung schwerer Molekule bei Atmospharendruck
  English Titel: Method for the ionization of heavy molecules at atmospheric pressure
     Inventors:  Dr. Jochen Franzen  Dr. Claus Koster


BDAL.DE  Patent                                                        Page    1

  34/96           Family: TOF           Owner: BFA        Priority:     24.04.96
  German Title: Verfahren zur matrix-unterstutzten ionisierenden Laserdesorption English Titel: Method for matrix-assisted laser desorption and ionization
     Inventors:  Dr. Claus Koster  Dr. Jochen Franzen

                GB 2 299 445 A
  36/96           Family: TOF           Owner: BFA        Priority:     03.05.96
  German Title: Lagerfahig vorpraparierte MALDI-Probentrager
  English Titel: Prefabricated MALDI layers suitable for storage
     Inventors:  Dr. Claus Koster  Dr. Jochen Franzen  Dr. Detlef Suckau

  37/96           Family: XQ            Owner: BFA        Priority:     20.06.96
  German Title: Vorrichtung und Verfahren zum Einschuss von Ionen in eine Ionenfalle
  English Titel: Method and device for injection of ions into an ion trap
     Inventors:  Dr. Jochen Franzen

  38/96           Family: TOF           Owner: BFA        Priority:     01.07.96
  German Title: Vorrichtung zum Einschleusen von Probentragern in ein Massenspektrometer
  English Titel: Device and method for introduction of sample supports into a mass spectrometer
     Inventors:  Dr. Armin Holle  Dr. Claus Koster  Jens Rebettge

  39/96           Family: TOF           Owner: BFA        Priority:     02.07.96
  German Title: Verfahren zum Beladen von Probentragern fur Massenspektrometer English Titel: Method for loading sample supports for mass spectrometers
     Inventors:  Dr. Jochen Franzen

  41/96           Family: TOF           Owner: BFA        Priority:     15.08.96
  German Title: Verfahren und Vorrichtung fur die genaue Massenbestimmung in einem Flugzeitmassenspektrometer
  English Titel: Adjustment of sample support in time-of-flight mass spectrometers
     Inventors:  Dr. Claus Koster  Dr. Armin Holle  Dr. Jochen Franzen

  42/96           Family: ICR           Owner: BFA        Priority:     19.08.96
  German Title: Vorrichtung zur Uberfuhrung von Ionen und mit dieser durchgefuhrtes Messverfahren
  English Titel: Introduction of ions from ion sources into mass spectrometers
     Inventors:  Dr. Gokhan Baykut


BDAL.DE  Patent                                                        Page    2

  43/96           Family: TOF           Owner: BFA        Priority:     20.08.96
  German Title: Genaue Massensbestimmung mit MALDI-Flugzeitmassenspektrometern English Titel: Exact mass determination with MALDI time-of-flight mass spectrometers
     Inventors:  Dr. Jochen Franzen  Dr. Claus Koster

  44/96           Family: TOF           Owner: BFA        Priority:     30.08.96
  German Title: Korrektur der Massenbestimmung mit
MALDI-Flugzeitmassenspektrometern
  English Titel: Accurate mass determination with MALDI time-of-flight mass spectrometers using internal reference substances
     Inventors:  Dr. Claus Koster  Dr. Jochen Franzen  Dr. Armin Holle

  45/96           Family: TOF           Owner: BFA        Priority:     30.08.96
  German Title: Hochstauflosendes lineares Flugzeitmassenspektrometer
  English Titel: Linear time-of-flight mass spectrometer with high mass resolution
     Inventors:  Dr. Jochen Franzen

  46/96           Family: TOF           Owner: BFA        Priority:     31.08.96
  German Title: Hochauflosende Ionendetektion fur lineare
Flugzeitmassenspektrometer
  English Titel: High resolution ion detection for linear time-of-flight mass spectrometers
     Inventors:  Dr. Jochen Franzen

  47/96           Family: TOF           Owner: BFA        Priority:     09.09.96
  German Title: Hochstauflosende Geometrie fur lineares
Flugzeitmassenspektrometer
  English Titel: Geometry for a linear time-of-flight mass spectrometer with very high resolution
     Inventors:  Dr. Jochen Franzen

  48/96           Family: TOF           Owner: BFA        Priority:     13.09.96
  German Title: Simultane Fokussierung aller Massen in
Flugzeitmassenspektrometern
  English Titel: Wide mass range focusing in time-of-flight mass spectrometers
     Inventors:  Dr. Jochen Franzen

  49/96           Family: TOF           Owner: BFA        Priority:     25.10.96
  German Title: Hochauflosender Hochmassendetektor fur
Flugzeitmassenspektrometer
  English Titel: Ion detector
     Inventors:  Dr. Claus Koster


BDAL.DE  Patent                                                        Page    3

  50/97           Family: TOF           Owner: BFA        Priority:     24.02.97
  German Title: Zwei-Schritt-Verfahren der DNA-Amplifikation fur
MALDI-TOF-Messungen
  English Titel: Two-step method of DNA amplification for MALDI-TOF measurement
     Inventors:  Dr. Ivo Gut  Dr. Jochen Franzen

  51/97           Family: XQ            Owner: B+H        Priority:     04.03.97
  German Title: Verfahren der vergleichenden Analyse mit
Ionenfallen-Massenspektrometern
  English Titel: Methods of comparative analyses using ion trap mass spectrometers
     Inventors:  Dr. Michael Schubert  Dr. John Fjeldsted  Dr. Jochen Franzen

  52/97           Family: XQ            Owner: B+H        Priority:     04.03.97
  German Title: Verfahren der Raumladungsregelung von Tochterionen in
Ionenfallen
  English Titel: Method for space-charge control of daughter ions in ion traps
     Inventors:  Dr. Jochen Franzen  Dr. Michael Schubert

                GB 2 322 961
  53/97           Family: TOF           Owner: BFA        Priority:     14.04.97
  German Title: Verfahren und Gerate fur extrem schnelle DNA-Vervielfachung durch Polymerase-Kettenreaktionen (PCR)
  English Titel: Methods for extremely fast DNA replication by polymerase chain reactions (PCR)
     Inventors:  Dr. Jochen Franzen

  54/97           Family: XQ            Owner: B+H        Priority:     04.08.97
  German Title: Axialsymmetrische Ionenfalle fur massenspektrometrische
Messungen
  English Titel: Ion trap mass spectrometer of high mass-constancy
     Inventors:  Gerhard WeiB  Alfred Kraffert  Dr. Michael Schubert
Dr. Jochen Franzen

  55/97           Family: TOF           Owner: BFA        Priority:     30.08.97
  German Title: Flugzeitmassenspektrometer mit thermokompensierter Fluglange English Titel: Time-of-flight mass spectrometer with constant flight path length
     Inventors:  Dr. Jochen Franzen

                GB 2 329 066


BDAL.DE  Patent                                                        Page    4

  56/97           Family: XQ            Owner: B+H        Priority:     17.11.97
  German Title: Quadrupol-Hochfrequenz-Ionenfallen fur Massenspektrometer English Titel: Quadrupole RF ion traps for mass spectrometers
     Inventors:  Dr. Jochen Franzen  Prof.Dr. Arne Kasten

  57/97           Family: XQ            Owner: B+H        Priority:     25.11.97
  German Title: Vorselektion extern erzeugter Ionen fur Quadrupol-Ionenfallen English Titel: Preselection of externally generated ions for quadrupole ion traps
     Inventors:  Dr. Michael Schubert  Dr. Jochen Franzen

  59/97           Family: TOF           Owner: BFA        Priority:     08.12.97
  German Title: Probentrager fur die MALDI-Massenspektrometrie nebst Verfahren zur Herstellung der Platten und zum Aufbringen der Proben
  English Titel: Sample support plates for MALDI mass spectrometry including methods for manufacture of plates and application of samples
     Inventors:  Dr. Martin Schurenberg  Dr. Jochen Franzen

  60/98           Family: TOF           Owner: BFA        Priority:     19.01.98
  German Title: Verfahren zur bevorzugten Herstellung nur eines Stranges selektierten Genmaterials fur massenspektrometrische Messungen
  English Titel: Method for preferred production of only one strand of selected genetic material for mass spectrometric measurements
     Inventors:  Dr. Jorn Mosner  Dr. Jochen Franzen

  61/98           Family: TOF           Owner: BFA        Priority:     26.01.98
  German Title: Massenspektrometrisches Verfahren zur genauen Massenbestimmung unbekannter Ionen
  English Titel: Mass spectrometry method for accurate mass determination of unknown ions
     Inventors:  Dr. Claus Koster


BDAL.DE  Patent                                                        Page    5

  62/98           Family: TOF           Owner: BFA        Priority:     23.02.98
  German Title: Verfahren zur qualitativen Schnellauswertung analytischer Massenspektren
  English Titel: Method of fast evaluation of analytical mass spectra
     Inventors:  Dr. Jochen Franzen

  65/98           Family: TOF           Owner: BFA        Priority:     30.04.98
  German Title: Mutationsanalyse mitteld Massenspektrometrie
  English Titel: Mutation analysis using mass spectrometry
     Inventors:  Dr. Ivo Gut

  66/98           Family: TOF           Owner: BFA        Priority:     10.06.98
  German Title: Thermostabile Flugzeiten in Flugzeitmassenspektrometern
  English Titel: Method and apparatus for thermally stabilizing flight times in time-of-flight mass spectrometers
     Inventors:  Horst Rache
                GB 2 338 824

  67/98           Family: TOF           Owner: BFA        Priority:     15.06.98
  German Title: Ionisierung hochmolekularer Substanzen durch Laserdesorption aus flussigen Matrices
  English Titel: Ionization of high-molecular substances by laser desorption from liquid matrices
     Inventors:  Dr. Claus Koster  Dr. Jochen Franzen

                GB 2 340 298

  68/98           Family: TOF           Owner: BFA        Priority:     20.06.98
  German Title: Me(beta)verfahren fur Polymorphismen und Mutationen in Nukleinsauren
  English Titel: Methods of screening nucleic acids using mass spectrometry
     Inventors:  Thomas Bonk  Dr. Andreas Humeny  Prof. Cord-Michael
Prof. M. von Knebel  Dr. Jochen Franzen

  70/98           Family: XQ            Owner: BFA        Priority:     28.09.98
  German Title: Verfahren zur Darstellung von Tochterionespektren der Ionenfallen-Massenspektrometrie
  English Titel: Methods for library searches and extraction of structural information from daughter ion spectra in ion trap mass spectrometry
     Inventors:  Dr. Jochen Franzen


BDAL.DE  Patent                                                        Page    6

  71/98           Family: DA            Owner: BFA        Priority:     28.09.98
  German Title: Verfahren fur die interaktive Steuerung von Me(beta)- oder Auswerteverfahren in Chromatographie, Spektroskopie oder Elektrophorese
  English Titel: Method of using the mouse for interactive control in chromatography or spectroscopy
     Inventors:  Dr. Carsten Bassmann

  *72/98          Family: XQ            Owner: BFA        Priority:     28.09.98
  German Title: Verfahren zur Verwaltung von Tochterionen uber mehrere Generationen
  English Titel: Method for management of daughter ion spectra over several generations
     Inventors:  Dr. Andreas Germanus

  07/98           Family: TOF           Owner: BSA        Priority:     10.11.98
  German Title: Einfache SNP-Analyse mittels Massenspektrometrie
  English Titel: Simple SNP analysis using mass spectrometry
     Inventors:  Dr. Markus Kostrzewa  Dr. Thomas Frohlich  Dr. Thomas Wenzel

  74/98           Family: TOF           Owner: BDAL       Priority:     30.11.98
  German Title: Tochterionenspektren mit Flugzeitmassenspektrometern
  English Titel: Daughter ion spectra with time-of-flight mass spectrometers
     Inventors:  Dr. Claus Koster   Dr. Armin Holle    Dr. Jochen Franzen

  75/99           Family: TOF           Owner: BDAL       Priority:     27.01.99
  German Title: Validierbare Punktmutationsanalyse mittels Massenspektrometrie English Titel:
     Inventors:  Dr. Ivo Gut  Dr. Jochen Franzen

  76/99           Family: ICR           Owner: BDAL       Priority:     12.03.99
  German Title: Verfahren und Vorrichtung zur matrixunterstutzten
Laserdesorptions-Ionisierung von Substanzen
  English Titel: A method and device for matrix assisted laser desorption ionization of substances
     Inventors:  Dr. Gokhan Baykut

  77/99           Family: ICR           Owner: BDAL       Priority:     15.05.99
  German Title: Verfahren und Vorrichtung zur Regelung der Ionenzahl in Ionenfallen-Massenspektrometern
  English Titel:
     Inventors:  Dr. Gokhan Baykut  Dr. Jochen Franzen

--------------------------------------------------------------------------------
* This patent is used from time to time by parties to this agreement other than BDAL in connection with the use by such parties of BDAL's HyStar software.


BDAL.DE  Patent                                                        Page    7

  78/99           Family: TOF           Owner: BDAL       Priority:     16.05.99
  German Title: Aufreinigende Probentrager fur die MALDI-Massenspektrometrie English Titel:
     Inventors:  Dr. Jochen Franzen

  79/99           Family: TOF           Owner: BDAL       Priority:     30.06.99
  German Title: Kopplung Dunnschicht-Chromatographie und Massenspektrometrie (TLC/MS)
  English Titel:
     Inventors:  Dr. F.-J. Mayer-Posner  Dr. Jochen Franzen

  *80/99          Family: XQ            Owner: BDAL       Priority:     01.07.99
  German Title: Steuerung von Mess- und Auswerteverfahren mit der Computermaus English Titel:
     Inventors:  Rudiger Dreier  Dr: Gerd Eden  Dr. Jochen Franzen

  81/99           Family: XQ            Owner: BDAL       Priority:     12.07.99
  German Title: Fragmentierung in Quadrupol-Ionenfallenmassenspektrometern English Titel:
     Inventors:  Dr. Andeas Brekenfeld  Dr. Michael Schubert  Dr. Jochen Franzen

  82/99           Family: ICR           Owner: BDAL       Priority:     03.08.99
  German Title: Vorrichtung und Verfahren zum abwechselnden Betrieb mehrerer Ionenquellen
  English Titel:
     Inventors:  Dr. Gokhan Baykut

  83/99           Family: TOF           Owner: BDAL       Priority:     01.10.99
  German Title: Kompaktes Reflektor-Flugzeitmassenspektrometer hochster Massenauflosung
  English Titel:
     Inventors:  Dr. Armin Holle

  84/99           Family: TOF           Owner: BDAL       Priority:     04.10.99
  German Title: Prozessieren von Proben in Losung mit definiert kleiner Wandkontaktflache
  English Titel:
     Inventors:  Dr. Martin Schurenberg  Dr. Jochen Franzen
Dr. Eckehard Nordhof  Dr. Holger Eickhoff

--------------------------------------------------------------------------------
* This patent is used from time to time by parties to this agreement other than BDAL in connection with the use by such parties of BDAL's HyStar software.


BDAL.DE  Patent                                                        Page    8

  85/99           Family: TOF           Owner: BDAL       Priority:     04.11.99
  German Title: Kontaminationsfreie Ubertragung von Bioproben
  English Titel:
     Inventors:  Dr. Jochen Franzen

  86/99           Family: TOF           Owner: BDAL       Priority:     10.12.99
  German Title: Ionenselektor fur Tochterionenspektren in
Flugzeitmassenspektrometern
  English Titel:
     Inventors:  Platzhalter

  87/99           Family:               Owner: B+E        Priority:     19.12.99
  German Title: Massenspektrometrische Genotypisiserung des Gens MDR-1
  English Titel:
     Inventors:  Platzhalter

  88/00           Family: TOF           Owner: BDAL       Priority:     08.02.00
  German Title: Gitterloses Reflektor-Flugzeitmassenspektrometer fur orthogonalen Ioneneinschuss
  English Titel:
     Inventors:  Dr. Jochen Franzen

  89/00           Family: TOF           Owner: BDAL       Priority:     27.02.00
  German Title: Konditionierung eines Ionenstrahls fur den Einschuss in ein Flugzeitmassenspektrometer
  English Titel:
     Inventors:  Dr. Jochen Franzen

  90/00           Family:               Owner: BDAL       Priority:     06.03.00
  German Title: Tandem-Massenspektrometer aus zwei Quadrupolfiltern
  English Titel:
     Inventors:  Dr. Jochen Franzen


BDAL.DE  Patent                                                        Page    9